UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

One Stop Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110
Escondido, California		92029
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 745-9883

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

The information with respect to the closing of the Transaction in Item 2.01 below of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 30, 2025, One Stop Systems, Inc., a Delaware corporation (the “Company”) entered into and completed a Shares Purchase Agreement (the “SPA”) with Hiper Euro GmbH, a limited liability company incorporated and organized under the laws of Germany (“Buyer”) pursuant to which the Buyer acquired 100% of the issued and outstanding limited liability company interest of One Stop Systems, GmbH, a limited liability company incorporated and organized under the laws of Germany (“Holdings”), the sole owner of Bressner Technology GmbH (“Bressner GmbH”), (the “Transaction”).

Pursuant to the SPA, the Buyer acquired 100% of the equity interest of Holdings for a base purchase price of $22.0 million, subject to customary post-closing adjustments for net working capital, cash, indebtedness and transaction expenses. At closing, the Buyer paid certain transaction expenses on behalf of the Company, funded an escrow account to secure post-closing purchase price adjustments, and paid the remaining estimated closing consideration to the Company in cash, subject to a holdback equal to 50% of the initial retention amount under the Buyer’s representation and warranty insurance policy.

The post-closing purchase price adjustments are based on (i) a comparison of actual closing net working capital to a target amount, (ii) closing cash relative to a minimum cash amount (iii) closing indebtedness and (iv) seller transaction expenses. The Buyer is required to deliver a closing statement within 90 days following the closing. Any disputes regarding the adjustment are subject to resolution by an independent accounting firm. Any amounts payable to the Buyer will be satisfied first from the escrow account, with any remaining escrow balance released to the Company following final determination of the adjustment.

The SPA contains customary representations, warranties and covenants by the Company and the Buyer, including representations relating to organization and authority, capitalization, financial statements, compliance with applicable laws and the absence of undisclosed liabilities. The Company has agreed to indemnify the Buyer for certain losses arising from breaches of representations and warranties, breaches of covenants, seller taxes and certain specified liabilities, subject to negotiated limitations, caps, deductibles and survival periods. The Buyer has agreed to indemnify the Company for losses arising from breaches of its representations and covenants. As such, the Buyer obtained a buyer-side representation and warranty insurance policy with a coverage limit of $5.0 million, subject to a retention amount, with the cost of the policy shared equally by the Company and the Buyer.

The SPA also contains customary post-closing restrictive covenants, including confidentiality, certain restrictions on non-solicitation of certain commercial relationships, employees and contractors, and non-disparagement obligations, each subject to specified time limitations and other customary exceptions.

The foregoing description of the SPA and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the SPA, which is filed as Exhibit 2.1 hereto. Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Item 7.01 Regulation FD

On December 30, 2025, the Company issued a press release announcing the SPA and closing of the Transaction. A copy of this press release is furnished as Exhibit 99.2 in this Current Form on Form 8-K.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2025

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2025

Unaudited Pro Forma Condensed Consolidated Statement of Operations for each of the fiscal years ended December 31, 2023 and December 31, 2024

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits.

Exhibit No.	Description
2.1*	Shares Purchase Agreement dated December 30, 2025
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of One Stop Systems, Inc.
99.2	Press Release, dated December 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and annexes to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Additionally, portions omitted pursuant to Item 601(b)(10) of Regulation S-K. The Company will supplementally furnish an unredacted copy of the exhibit upon request by the Securities and Exchange Commission. The Company may request confidential treatment for any information so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Date:	January 6, 2026	By:	/s/ Daniel Gabel
Daniel Gabel Chief Financial Officer